Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments and Contingencies [Line Items]
Commitments and Contingencies
11. COMMITMENTS AND CONTINGENCIES
Tax Receivable Agreement
Pursuant to the TRA, the Company will pay 85% of certain tax benefits, if any, that it realizes (or in certain cases is deemed to realize) as a result of any increases in tax basis of the assets of the Blue Owl Operating Group related to the Business Combination and any subsequent exchanges of Blue Owl Operating Group Units for shares of the Registrant or cash.
Payments under the TRA will continue until all such tax benefits have been utilized or expired unless (i) the Company exercises its right to terminate the TRA and paying recipients an amount representing the present value of the remaining payments, (ii) there is a change of control or (iii) the Company breaches any of the material obligations of the TRA, in which case all obligations will generally be accelerated and due as if the Company had exercised its right to terminate the TRA. In each case, if payments are accelerated, such payments will be based on certain assumptions, including that the Company will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions.
The estimate of the timing and the amount of future payments under the TRA involves several assumptions that do not account for the significant uncertainties associated with these potential payments, including an assumption that the Company will have sufficient taxable income in the relevant tax years to utilize the tax benefits that would give rise to an obligation to make payments.

The table below presents management’s estimate as of June 30, 2021, of the maximum amounts that would be payable under the TRA assuming that the Company will have sufficient taxable income each year to fully realize the expected tax savings. In light of the numerous factors affecting the Company’s obligation to make such payments, the timing and amounts of any such actual payments may differ materially from those presented in the table
.

(dollars in thousands)	Potential Payments Under the Tax Receivable Agreement
July 1, 2021 to December 31, 2021	$—
2022	18,710
2023	33,871
2024	32,089
2025	32,703
Thereafter	470,546

Total Payments	587,919
Less adjustment to fair value for contingent consideration	(125,740)

Total TRA Liability	$462,179

Unfunded Product Commitments
As of June 30, 2021, the Company had unfunded investment commitments to its products of $4.4 million, which is exclusive of commitments that employees and other related parties have to the products.
Indemnification Arrangements
In the normal course of business, the Company enters into contracts that contain indemnities for related parties of the Company, persons acting on behalf of the Company or such related parties and third parties. The terms of the indemnities vary from contract to contract and the Company’s maximum exposure under these arrangements cannot be determined and has not been recorded in the consolidated statements of financial condition. As of June 30, 2021, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of material loss to be remote.
Litigation
From time to time, the Company is involved in legal actions in the ordinary course of business. Although there can be no assurance of the outcome of such legal actions, in the opinion of management, the Company does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect its results of operations, financial condition or cash flows.

Owl Rock Capital And Subsidiaries And Owl Rock Capital Securities LLC [Member]
Commitments and Contingencies [Line Items]
Commitments and Contingencies
8.	Commitments and Contingencies
Indemnification Arrangements
Consistent with standard business practices in the normal course of business, the Company enters into contracts that contain indemnities for affiliates of the Company, persons acting on behalf of the Company or such affiliates and third parties. The terms of the indemnities vary from contract to contract and the Company’s maximum exposure under these arrangements cannot be determined and has not been recorded in the consolidated statements of financial condition. As of December 31, 2020, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Litigation
From time to time, the Company is named as a defendant in legal actions in the ordinary course of business. Although there can be no assurance of the outcome of such legal actions, in the opinion of management, the Company does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect its results of operations, financial condition or cash flows.
Promissory Note Commitment
The Company was a party to an interest bearing promissory note with one of the Owl Rock products allowing it to borrow from the Company up to an aggregate of $50 million. Interest on the promissory note matches the one paid pursuant to Revolving Credit Facility #1. The unpaid principal balance and accrued interest are payable from time to time at the discretion of the Owl Rock product but immediately due and payable upon 120 days written notice by the Company. The promissory note matured on December 31, 2020.
Operating Leases
The Company leases two offices in New York, one office in Connecticut, one office in California and one office in London, England pursuant to current lease agreements expiring through 2031. The Company has the option to extend the term of the lease for the Connecticut and California office spaces for five years from the current 2023 and 2024 expiration dates, respectively. No such option exists for the two New York office leases. The leases include escalation clauses and require the Company to pay for utilities, taxes and maintenance expenses. Lease expense was $4.5 million, $3.8 million and $2.1 million for the years ended December 31, 2020, 2019 and 2018, respectively, and is included in general, administrative and other expenses within the consolidated statements of operations.
As of December 31, 2020, aggregate estimated minimum lease commitments under the Company’s operating leases were as follows:

Year Ended December 31,	Amount
2021	$5,882
2022	8,354
2023	8,101
2024	6,000
2025	5,923
Thereafter	37,061

Total	$71,321